Environmental Rehabilitation Provision	11 Months Ended
Dec. 31, 2017
Environmental Rehabilitation Provision Narrative Details
Environmental Rehabilitation Provision
6.	Environmental Rehabilitation Provision

Details of Environmental Rehabilitation Provision are as follows:
	11 months ended December 31, 2017	12 months ended January 31, 2017
Environmental Rehabilitation Provision – beginning of period	$70,626	$65,684
Change in estimate	(6,363)	4,467
Liabilities discharged	(637)	(990)
Accretion expense	1,776	1,465
Environmental Rehabilitation Provision – end of period	65,402	70,626
Less current portion	(1,266)	(781)
Non-current portion	$64,136	$69,845

Federal, state and local laws and regulations concerning environmental protection affect the NorthMet assets. As part of the consideration for the Cliffs Purchase Agreements (see Note 4), the Company indemnified Cliffs for reclamation and remediation obligations of the acquired property. The Company’s provisions are based upon existing laws and regulations. It is not currently possible to estimate the impact on operating results, if any, of future legislative or regulatory developments.

In April 2010, Cliffs entered into a consent decree with the Minnesota Pollution Control Agency (“MPCA”) relating to alleged violations on the Cliffs Erie Property. This consent decree required both short-term and long-term mitigation. Field studies were completed in 2010 and 2011 and short-term mitigations approved by the MPCA were initiated in 2011. In April 2012, long-term mitigation plans were submitted to the MPCA and, in October 2012, the MPCA approved plans for pilot tests of various treatment options to determine the best course of action. Although there is substantial uncertainty related to applicable water quality standards, engineering scope, and responsibility for the financial liability, the October 2012 response from the MPCA, subsequent communications amongst the MPCA, Cliffs and the Company, and closure plans reflected in the Permit to Mine application provide increasing clarification of the potential liability for long-term mitigation included in the Company’s environmental rehabilitation provision.

The Company’s estimate of the environmental rehabilitation provision under IFRS at December 31, 2017 was $65.402 million (January 31, 2017 - $70.626 million) based on estimated cash flows required to settle this obligation in present day costs of $73.301 million (January 31, 2017 - $79.249 million), a projected inflation rate of 2.00% (January 31, 2017 – 2.00%), a market risk-free interest rate of 2.58% (January 31, 2017 – 2.78%) and expenditures expected to occur over a period of approximately 30 years. The decrease during the eleven months ended December 31, 2017 was due to revisions to estimated cash flows as a result of closure plans reflected in the Permit to Mine application.